UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2023

UTZ BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38686	85-2751850
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (717) 637-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.0001 Par Value	“UTZ”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Principal Accounting Officer

On November 20, 2023, Eric Aumen, Senior Vice President – Chief Accounting Officer of Utz Brands, Inc. (the “Company”) informed the Company of his intention to resign from his position at the Company, effective January 12, 2024. Mr. Aumen tendered his resignation to assume the role of Chief Accounting Officer at a publicly traded company in a different industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTZ BRANDS, INC.

Dated: November 22, 2023
By: /s/ Ajay Kataria
Name: Ajay Kataria
Title: Executive Vice President, Chief Financial Officer